AGREEMENT FOR THE SALE AND PURCHASE
                                       OF
                               STATE ROYALTY OIL

                                       to
                        TESORO ALASKA PETROLEUM COMPANY



                              THE STATE OF ALASKA
                        Department of Natural Resources


                           Dated as of April 21, 1995





                               TABLE OF CONTENTS

ARTICLE I
     DEFINITIONS.................................................1
        1.1   Commissioner ......................................1
        1.2   Daily Royalty Oil..................................1
        1.3   Day................................................1
        1.4   Effective Date ....................................1
        1.5   Field Cost Agreement. .............................1
        1.6   Leases.............................................1
        1.7   Lessee ............................................2
        1.8   Month .............................................2
        1.9   Oil................................................2
        1.10  Point of Delivery .................................2
        1.11  Royalty Oil........................................2
        1.12  Royalty Settlement Agreements .....................2
        1.13  Royalty Value .....................................2
        1.14  TAPS ..............................................2
        1.15  Unit Agreement.....................................2

ARTICLE II
     SALE OF ROYALTY OIL ........................................3
        2.1   Quantity...........................................3
        2.2   Quality............................................4
        2.3   Price of the Royalty Oil...........................5
        2.4   Reopeners..........................................5
        2.5   Point and Time of Delivery.........................7
        2.6   Passage of Title and Risk of Loss..................7
        2.7   Tesoro's Responsibility............................7
        2.8   Transportation Arrangements .......................7
        2.9   Absolute Obligations...............................8
        2.10  Date of First Delivery.............................8
        2.11  Performance Guaranty and Reservation Fee...........8
        2.12  In-State Processing................................8

ARTICLE III
     REPRESENTATION AND OBLIGATIONS OF TESORO....................9
        3.1   Good Standing and Due Authorization................9
        3.2   Financial Condition...............................10
        3.3   Financial Statements .............................10

                                       ii

ARTICLE IV
     MEASUREMENTS AND TESTS ....................................11

ARTICLE V
     PAYMENTS AND ACCOUNTING....................................11
        5.1   Initial Billing...................................11
        5.2   Initial Adjustment ...............................12
        5.3   Subsequent Adjustments ...........................13
        5.4   Payment...........................................13
        5.5   Interest..........................................14
        5.6   Late Payment Penalty..............................15
        5.7   Payment to Lessee.................................16
        5.8   Payment to Third Parties..........................16

ARTICLE VI
     TERM ......................................................16

ARTICLE VII
     DEFAULT OR TERMINATION.....................................17
        7.1   Default...........................................17
        7.2   Failure to Pay Debts..............................18
        7.3   State's Remedies..................................19
        7.4   Tesoro's Exclusive Remedies.......................20

ARTICLE VIII
     DISPOSITION OF OIL.........................................20
        8.1   Disposition of Oil Upon Default or Termination ...20
        8.2   Inability to Receive Oil..........................20
        8.3   No Right to Storage or Underlift .................21

ARTICLE IX
     WAIVER.....................................................21

ARTICLE X
     VALIDITY...................................................22

ARTICLE XI
     FORCE MAJEURE AND CHANGE IN CONDITION......................22
        11.1  Effect of Force Majeure ..........................22
        11.2  Responsibility....................................22

                                      iii
ARTICLE XII
     NOTICES....................................................23
        12.1  Method............................................23
        12.2  Change of Address ................................24

ARTICLE XIII
     RULES AND REGULATIONS......................................24

ARTICLE XIV
     SOVEREIGN POWER OF THE STATE...............................24

ARTICLE XV
     SECURITY...................................................24
        15.1  Letter of Credit..................................24
        15.2  Reduction of Term.................................26

ARTICLE XVI
     PREFERENTIAL HIRING AND NON-DISCRIMINATION ................26

ARTICLE XVII ...................................................27
     APPLICABLE LAW.............................................27
        17.1  Alaska Law........................................27
        17.2  Submission to Jurisdiction........................27

ARTICLE XVIII
     WARRANTIES.................................................27

ARTICLE XIX
     AMENDMENT..................................................28

ARTICLE XX
     SUCCESSORS AND ASSIGNS.....................................28

ARTICLE XXI
     HEADINGS ..................................................28

ARTICLE XXII
     RECORDS....................................................28
        22.1  Preservation of Records ..........................28
        22.2  Inspection of Records of Parties..................29

ARTICLE XXIII
     INTERPRETATION OF TERMS AND CONDITIONS ....................30

                                       iv

ARTICLE XXIV
     COUNTERPARTS ..............................................30

SIGNATURES......................................................31

ACKNOWLEDGEMENT ................................................32

EXHIBIT A.......................................................35


                                       v


                           AGREEMENT FOR THE SALE AND

                            PURCHASE OF ROYALTY OIL

      THIS AGREEMENT is effective as of April  21, 1995 by and between the State of Alaska (State) and Tesoro Alaska Petroleum Company,  a  Delaware  corporation with its principal offices located at 3230 C Street, Anchorage, Alaska 99503 and

Tesoro  Petroleum Corporation, a Delaware corporation with its principal offices located at 8700 Tesoro Drive, San Antonio, Texas 78217 (collectively Tesoro).


                                   ARTICLE I

                                  DEFINITIONS

      As used in this Agreement,  the  following  terms shall have the following respective meanings:

             1.1  "Commissioner" means the Commissioner of the Alaska Department of Natural Resources or his designee.

             1.2 "Daily Royalty Oil" means  the quantity of Royalty Oil produced by the Lessees from the Prudhoe Bay Unit Area in a Day  except  as  provided  in

Article 2.1 (b).

             1.3  "Day"  means  a  period of twenty-four (24) consecutive hours,

beginning at 12:01 a.m., Alaska Standard Time.

             1.4 "Effective Date" shall have the meaning set out in Article VI.

             1.5 "Field Cost Agreement" means the Prudhoe Bay Royalty Settlement

Agreement effective April 1, 1980.

             1.6 "Leases" means the Oil and  Gas leases which are subject to the terms of the Prudhoe Bay Unit Agreement.

             1.7 "Lessee" means any person owning a working interest in  any  of the Leases.

             1.8 "Month"  means  the  period  beginning  at  12:01  a.m., Alaska

Standard Time, on the first Day of the calendar Month and  ending  at  the  same time on the first Day of the next succeeding calendar Month.

             1.9 "Oil" means the same as the word "oil" under the Leases and the

Unit Agreement,  except where inconsistent with  Articles 2.1(b) and 2.2 of this

Agreement, in which case Articles 2.1(b) and 2.2 shall control.  For purposes of this Agreement, "Oil" shall also include natural gas liquids ("NGLs").

             1.10 "Point of Delivery" shall have the meaning set out in  Article

2.6.

             1.11 "Royalty Oil" means the Oil which the State may take in-kind

(in amount) as its royalty under the Leases whether or not the State has elected to take or is taking  that royalty in-kind except as provided in Article 2.1(b).

             1.12 "Royalty  Settlement  Agreement"  means  the  written  royalty settlement  agreements  between  the State and Exxon Corporation ("Exxon") dated

December 31, 1991.

             1.13  "Royalty  Value"  means  the  royalty  value  of  all  liquid hydrocarbons  from  the  Prudhoe  Bay  Unit  or  the  Prudhoe  Bay  Unit initial

Participating Areas as provided in Article 2.1(b) calculated in accordance  with the  Royalty  Settlement  Agreement  for  West  Coast placements as explained in

Article 2.3.

             1.14 "TAPS" means the Trans Alaska Pipeline System.

             1.15  "Unit  Agreement"  means  the  Prudhoe  Bay  Unit   Agreement

effective  April  1,  1977, by and between the Lessees and the State, as amended from time to time.

                                   ARTICLE II

                              SALE OF ROYALTY OIL
             2.1   Quantity.

                  2.1(a) Prudhoe Bay Unit Quantity.  The State agrees to sell to

Tesoro and Tesoro agrees to buy from the  State that amount of Oil equal to 30.0

percent of the Daily Royalty Oil (Maximum  Quantity).   At  any  time  upon  six

months  and  ten  days  written  notice,  Tesoro  may:  (l) decrease the Maximum

Quantity; or (2) terminate this Agreement,  in  which case Tesoro shall not make any payments as described in Article 2.11 .

              Subject to the limitations in this article, Tesoro may temporarily decrease  or  increase  the  amount  of  Oil to be tendered, but not the Maximum

Quantity provided in this article.  To increase or decrease the amount of Oil to be tendered, Tesoro must give the State at least six Months and ten Days written notice.  If, however, the  increase  or  decrease  is  less  than ten percent of

Tesoro's then current in-kind nomination, Tesoro must give at least one  hundred

Days  written  notice.   In  addition,  he new tendering will take effect on the

first Day of the Month after the applicable notice period expires.


              The volume of Daily Royalty  Oil  available to the State will vary and may be interrupted from time to time, and depends upon a variety of factors,

including the rate of production from  the  Leases.   The  State  disclaims  and

Tesoro  waives  any  representation, covenant or warranty, expressed or implied,

that a specific quantity or the  total  or daily, monthly, average, or aggregate volume of Royalty Oil will be sold or tendered under this Agreement.  The  State warrants that it has good title to the Oil tendered under this Agreement.

              If  the  State underlifts or stores Royalty Oil at the Prudhoe Bay

Unit, or if the State recovers  underlifted  or stored Royalty Oil, the quantity of Oil tendered under this Agreement shall be calculated as if  no  Royalty  Oil were underlifted or stored or recovered.

                  2.1(b)  Initial  Participating  Areas Quantity.  The State may

choose, in its sole discretion, to sell to Tesoro, and Tesoro agrees to buy from the state, oil that is produced  solely  from the initial Participating Areas of the Prudhoe Bay Unit, as defined in the Unit Agreement,  rather  than  from  all participating  areas  and  Leases  within the Prudhoe Bay Unit.  If the State so elects, the Maximum Quantity of Oil shall  equal 35.2 percent of the Royalty Oil produced from the initial Participating Areas in a Day.  If the State so elects,

the terms Daily Royalty Oil, Oil, and Royalty Oil shall have  the  same  meaning set forth in Article I as limited in this article.


             2.2    Quality.  The  Oil  sold  shall  be  the same quality as the

Royalty Oil delivered by the Lessees to  the State at the Point of Delivery from the Prudhoe Bay Unit Area.  The quality of the Oil sold may vary  from  time  to time.  The State disclaims, and Tesoro waives, any guarantee, representation, or warranty,  either  expressed or implied, of merchantability, fitness for use, or suitability for any particular use or  purpose,  or otherwise, of any of the Oil delivered  under  this  Agreement  or  as  to  any specific, average, or overall quality or characteristic of Oil  to  be  sold or tendered under this Agreement.

Tesoro expressly waives any claim that any liquid hydrocarbons made available to the State by the Lessees, including such substances as  crude  oil,  condensate,

natural  gas  liquids, or return oil from the Prudhoe Bay Unit Crude Oil Topping

Plant, that may  be  blended  with  crude  by  the  Lessees  before the Point of

Delivery and tendered as a common stream by the Lessees to the State as  Royalty

Oil are not Oil, for purposes of this Agreement.

             2.3    Price of the Royalty  Oil.   The  price  each  Month for Oil

purchased under this Agreement shall be the Royalty Value for that Month of  Oil delivered  to the West Coast by Exxon from the Prudhoe Bay Unit production.  The

Royalty Value shall be  determined  according  to  the Royalty Value calculation stated in Article 3.2 c) of its Royalty Settlement Agreement,  except  that  the

Average  Valdez Netback shall be the West Coast Valdez Netback.  Exhibit A is an illustrative calculation of the  price  if  Tesoro  had purchased Oil during the

Month of January, 1995.

              If any applicable law of the United States of America or any  rule or  regulation promulgated by a federal agency will, in the sole judgment of the

State, operate to prohibit or prevent  the  State from receiving the full amount due under the above provision, Tesoro's obligation to  pay  the  amount  of  the purchase  price  in excess of the amount permitted will be suspended or adjusted to the minimum extent required for  the  State  to comply with that law, rule or regulation.

             2.4 Reopeners.

                  2.4(a) Export Ban Reopener.   Neither  Tesoro  nor  the  State

shall  have  the right to reopen this Agreement, unless the export ban on Alaska

North Slope crude now in  effect  is  lifted.   Anytime  after the export ban is

lifted, either Tesoro or the State may reopen this Agreement for purchase  price only, by giving the other party one month's prior written notice.  Upon issuance and  receipt  of a notice to reopen, Tesoro and the State will promptly commence good faith negotiations in an  attempt  to  establish  a new purchase price.  If

Tesoro and the State cannot agree on a  price  within  three  months  after  the written  notice  to  reopen,  either  Tesoro  or  the  State  may terminate this

Agreement upon nine months written notice  to the other.  The purchase price for

Oil tendered during any period pending termination shall be the price in  effect immediately before giving the
notice  of intent to reopen.  If a new purchase price is agreed to by Tesoro and the State, the new  price  shall  be  effective  for  Oil delivered in the month following the Agreement.

                  2.4(b) Royalty Settlement Agreement  Reopener.   Tesoro  shall

not  intervene  or otherwise participate in any way regarding litigation, styled

ANS Royalty Litigation.  Case No.   1-JU-77-847, any  future royalty  settlement

agreements with  the  Lessees,  or  reopeners  or  other  discussions  under  or pertaining  to  royalty  settlement agreements.  Any judgment resulting from the

ANS  Royalty  Litigation,  any  future  royalty  settlement  agreements,  or any reopener under the Royalty Settlement Agreement shall  be  conclusively  binding upon  Tesoro  whether  or not Tesoro agrees with or consents to the terms of any

such judgment, settlement, or reopener.   Furthermore, Tesoro has no independent

right to invoke any of, the provisions of the Royalty Settlement Agreement.   If

the Royalty Value is modified in the future as a result of a modification of the

Royalty  Settlement  Agreement, a corresponding retroactive modification will be made to the  price  term  of  this  Agreement  and  interest  will  apply to the modification, whether resulting in an overpayment or underpayment, as set  forth in Article 5.6.  Tesoro agrees to be conclusively bound by any such modification agreed to by the State and Exxon.

              Nevertheless,  due  to  potential unpredictable increased costs to

Tesoro posed by any changes  to  Article III of the Royalty Settlement Agreement and/or any changes made under the reopener  procedures  of  Article  IV  of  the

Royalty Settlement Agreement, the State shall give Tesoro notice of such changes or  a  Notice  of  Reopener  initiated by Exxon or the State.  Such notice shall include information on  the  nature  of  such  changes  and/or the reopener, the requested effective date of any  such  changes  or  proposed  changes,  and  the position taken by Exxon and the State. Any changes and/or Reopener action under the Royalty Settlement Agreement will give Tesoro the right to terminate this contract upon six Months and ten Days written notice to the State.

             2.5    Point and Time of  Delivery.  Simultaneously with receipt of its Royalty Oil from its Lessees, the State shall tender the Oil to Tesoro where

the State receives the Royalty Oil  from  its  Lessees.   That  point  presently

agreed  to  by  the  State  and  its  Lessees  in  Article 2.3 of the Field Cost

Agreement is the TAPS Pump  Station  No.   1  Prudhoe Bay Custody Transfer meter

("Transfer Meter").

            2.6    Passage of Title and Risk of Loss.  Title and risk of loss to the Oil sold under this Agreement shall pass from the State to  Tesoro  for  all purposes when the State tenders the Oil at the Point of Delivery.

             2.7    Tesoro's Responsibility.  Tesoro shall  be  responsible  for

the  Oil  after  passage  of  title.   Tesoro  will indemnify and hold the State

harmless  from  and  against  any  and  all  claims,  costs,  damages (including reasonably foreseeable consequential damages), expenses,  or  causes  of  action arising from or in connection with any transaction or event which relates to the

Oil  after title has passed to Tesoro.

             2.8 Transportation Arrangements.   Tesoro  shall make all necessary

arrangements for transporting the Oil sold under this Agreement from  the  Point of  Delivery,  including  satisfaction of line fill obligations and storage tank

bottom requirements of the  TAPS,  if  any.   If  requested by the State, Tesoro

shall submit specific information concerning its arrangement for  transportation of  the Oil sold under this Agreement through and away from the TAPS and for the resale or other disposal of the  Oil.  Such information may include the specific tenders of Oil made to the TAPS and identification of  tankers,  if  any,  which will transport the Oil.  In addition, Tesoro will provide the

State,  if  requested  by  the  State,  with satisfactory evidence or reasonable assurance of the existence and  continuing validity of adequate arrangements for the transportation or disposal of the Oil subject to this Agreement.  Failure to provide information, evidence, or assurances  requested  will,  at  the  State's election by notice to Tesoro, be a material default under this Agreement.

             2.9    Absolute  Obligations.  The obligations of Tesoro to accept,

pay for, and arrange for the  transportation  of  the Oil tendered or sold under this Agreement are absolute and  will  not  be  excused  or  discharged  by  the operation  of any disability of Tesoro, event of force majeure, impracticability or performance, change in conditions, or any other reason or cause.

             2.10    Date of First Delivery.  The date of First Delivery will be the first Day of January 1,1996.

             2.11    Performance Guaranty and  Reservation  Fee.  If Tesoro does not take the Maximum Quantity, Tesoro shall pay to the State, in addition to the purchase price on the actual quantity taken, an amount equal to .75  percent  of the  purchase  price  per  barrel  per Day on the difference between the Maximum

Quantity and the actual quantity tendered to and accepted by Tesoro for each Day

Tesoro does not take the Maximum Quantity.

             2.12    In-State Processing.  Tesoro agrees  to use best efforts to insure that any and all of the Royalty Oil tendered under this Agreement will be processed through Tesoro's refinery near Nikiski, Alaska, or will  be  exchanged for  other crude oil which shall be processed at that refinery.  "Process" means

the manufacture of refined petroleum products.   In no event, however, shall the

quantity of Royalty Oil, which must be processed, be less than 80 percent of the

volume of Royalty Oil tendered under  this  Agreement.   "Exchange"  means:  (l)

direct  trades  of equal volumes of crude oil; (2) trades of crude oil involving either cash or volume adjustments, or both, provided that those adjustments relate solely to quality or location differences; (3) sequential transactions in which Tesoro receives back crude oil from a party other than the party which receives the Royalty Oil in a trade from  Tesoro;  or  (4)  matching purchases  and  sales of crude oil.  The terms under which Tesoro receives crude oil in any exchange shall  not  differ  in  any  significant term from the terms under which Tesoro delivered Royalty Oil  except  for  terms  which  adjust  for differences  in  quality and location.  Tesoro agrees that any trade or exchange shall not reduce the price to be paid  to the State and that trades or exchanges shall be at no cost or expense to the State.

             Tesoro's  obligation  to  process  Royalty  Oil  or  exchanged  oil in-State may only be suspended or excused under the provisions of Articles  VIII and XI.

             The   State  may,  in  its  sole  discretion,  waive  the  in-State processing requirement in whole or in part, if State is satisfied that Tesoro is using its best efforts to process the  Royalty Oil tendered or the oil exchanged for Royalty Oil tendered under this Agreement at Tesoro's  Alaska  refinery  and that  the  waiver  would  not  be contrary to the underlying intent of the other provisions of this Agreement.

                                  ARTICLE III

                    REPRESENTATION AND OBLIGATIONS OF TESORO

             Tesoro warrants, represents, and agrees:

             3.1    Good Standing and Due Authorization.   Tesoro is, and at all

times during the  operation  of  this  Agreement  shall  remain,  a  corporation organized  and  existing under and by virtue of the laws of the United States or of any State,  territory  or  the  District  of  Columbia,  and  qualified to do

business in, and in good standing with, the State of  Alaska.   Tesoro  has  all

necessary  corporate  power
to  enter  into this Agreement and to perform the covenants and obligation under this Agreement.  All  necessary  corporate  action  has  been taken to authorize

Tesoro to enter into this Agreement and perform its  covenants  and  obligations under this Agreement.

             3.2    Financial Condition.  The financial information submitted to the  State  is  complete  and  correct  and  fairly  presents Tesoro's financial condition when  the  information  was  submitted  to  the  State.  The financial information was  prepared  in  accordance  with  generally  accepted  accounting principles  consistently applied.  Since the date the information was submitted,

the condition, business,  and  properties  of  Tesoro  have  not been materially adversely affected in any way.  Tesoro agrees to inform  the  State  immediately if  there  is  any  material  adverse  change  in  its  condition,  business, or properties which may  have  an  appreciable  adverse  effect  on  its ability to perform under this Agreement.  Tesoro, in addition, will immediately inform  the

State of any significant change  in  ownership  of  Tesoro,  affiliates,  parent company,  and  of  any  change  in  Tesoro's operations or Agreements, which may appreciably affect Tesoro's performance under this Agreement.

             3.3    Financial Statements.  As soon as  possible after the end of the fiscal year of Tesoro, and in any  event  within  one  hundred  twenty  Days thereafter, Tesoro will furnish to the State, at Tesoro's sole cost and expense,

a  report or a complete copy of a report in a form to be prescribed from time to time by the State which will include  Tesoro's  balance sheet as of the close of the fiscal year and the income statement for that year, prepared in each case in accordance with generally accepted accounting principles consistently applied by certified public accountants of recognized standing.  For purposes of  complying with  this  article,  Tesoro  may  submit, and the State will accept, the annual report of Tesoro Petroleum Corporation  filed  with the United States Securities and Exchange Commission pursuant to Sec.  13 or 15 (d) of the Security  Exchange

Act of 1934.

                                       1O


                                   ARTICLE IV

                             MEASUREMENTS AND TESTS

             The  quantity and quality of Oil sold under this Agreement shall be

determined at the Point of  Delivery.   Procedures and methods for measuring and

metering the Oil sold under this Agreement  shall  be  in  accordance  with  the practices then in effect in the Prudhoe Bay Unit.

                                   ARTICLE V

                            PAYMENTS AND ACCOUNTING

             5.1    Initial  Billing.   The  State  will  send  to Tesoro, on or

before the tenth business Day of  each  Month  after delivery of Oil, an invoice statement of account of all Oil estimated to have been measured at the  Transfer

Meter  and  tendered  to  Tesoro  under  this  Agreement  during the immediately preceding Month according to the  best  information  available to the State, the estimated purchase price applicable to those deliveries, and  the  total  amount

due  (Initial  Billing  Invoice).   The  estimates  will  be  made  by the State

according to the best information reasonably  available to the State.  The State may render its Initial Billing Invoice to Tesoro based in part upon  information reported  by  the  Lessees  to  the  State,  information  published  by the U.S.

Government, and information published  in  Platt's  Oilgram  Price Report or any other publicly available report.  The State shall thereafter adjust its  Initial

Billing  Invoice  under  this  article  as  soon  as  more  accurate information concerning the quantity  and  purchase  price  of  Oil  delivered  each Month is available.  The State, however, shall not be  required  to  adjust  the  Initial

Billing  Invoice  before  the  sending  of the next Month's invoice statement of account.

                                       11

             5.2    Initial Adjustment.  After the Initial Billing Invoice under

Article 5.1, the  next  Monthly  invoice  will  also  state  the State's initial adjustments, plus interest, to be made, if any, to the Initial  Billing  Invoice rendered  in  the immediately preceding Month, in accordance with any additional or more accurate  information  which  may  have  become  available  to the State

("Initial Adjustment Invoice").  Whether or not initial  adjustments  are  made,

however, subsequent adjustments may be made under Article 5.5.

             5.3    Subsequent  Adjustments.  Tesoro acknowledges that after the

Initial Billing  and  Initial  Adjustment  Invoices,  more  accurate information concerning the quantity of or purchase price for Royalty Oil tendered may become available to the State.  If any such information should later  become  available to  the  State,  it  shall  furnish  a corrected invoice statement of account to

Tesoro ("Subsequent Adjustment Invoice")  and  the  State will adjust the amount previously billed; and Tesoro will pay, or the State will credit or refund,  the amount  of any Subsequent Adjustment Invoice plus interest.  If the State should render a Subsequent Adjustment Invoice to  Tesoro,  any amount to be credited or refunded from the State to Tesoro or  paid  by  Tesoro  to  the  State  will  be refunded  or paid within thirty Days after the date of the Subsequent Adjustment

Invoice.

              The parties recognize that subsequent adjustments may be necessary after December 31, 1998,  and,  accordingly,  the  provisions  of Article V will survive any termination of this Agreement.  Any  Subsequent  Adjustment  Invoice rendered  more  than six years after the date of delivery will bear interest for only six years from the date accrued as defined in Article 5.5.  This limitation on interest does not apply to Subsequent Adjustment Invoices resulting from: (l)

regulatory, reopener or  court  proceeding  (including appeals) commenced during the six year period

                                     12

 whether  or  not the Tesoro or the State is a party and (2) bona fide audits by the State of Exxon commenced during the six year period.

             5.4  Payment.   Tesoro  will pay the Initial Billing Invoice on the

third business Day of the month following delivery or within three business Days after the date of the  invoice  whichever  is  later; and the Initial Adjustment

Invoice within three business Days of  the  date  of  the  invoice  and  on  any

Subsequent  Adjustment  Invoice  within  30  Days  of  the  date of the invoice.

Payment shall be made without  any  deduction,  set off, or withholding, by wire transfer of immediately available funds to the State's account at the  following address:

                       State Street Bank & Trust Company
                       Boston, Massachusetts
                       ABA #011000028
                       For credit to the State of Alaska
                       General Investment Fund, AY01
                       Account #00657189
                       Attn: Kim Chan, Public Funds

              Payment may be made in such other manner or to such other  address as the State may specify in the invoice statement of account or by other written notice.  All other payments to be made under this Agreement shall be paid in the

same  manner.   If payment is due on a Saturday, Sunday, or legal holiday of the place where payment  is  to  be  received,  payment  shall  be  made on the next following business Day.  It is recognized that the  State  may  bill,  and  that

Tesoro  will  pay,  amounts that are based upon confidential information held or received by the State.  If confidential  information  is used as the basis for a billing, then the  State  will  furnish  Tesoro,  upon  its  request,  with  the certified  statement  of  the  Commissioner  that the amounts billed are correct based upon the best information available to the State.  If a dispute concerning a bill arises, Tesoro agrees to pay  the full amount billed by the State, except for obvious clerical mistakes, pending final resolution of the dispute.


                                       13

             5.5    Interest.  The Amount of  all sums, which are not paid  when due  under  this  Agreement  or  which  are  later  determined  to  be due as an adjustment, shall bear interest from the date  accrued until paid in full at the rate as provided in AS 38.05.135(d) or as that statutory provision may later  be

amended.   Currently, that interest rate in a calendar quarter is at the rate of five percentage points above the  annual  rate charged member banks for advances by the 12th Federal Reserve District as  of  the  first  Day  of  that  calendar quarter,  or  at the annual rate of 11 percent, whichever is greater, compounded quarterly as of the last Day of that quarter.  The term "date accrued" means the date of the "Initial Billing plus  three business Days." Interest shall apply to both adjustments for overpayments and underpayments.

             The following illustrates from what date interest will run:

             January 1-31,1996--Tesoro takes 1996 January production;

             February 9, 1996 -- State sends Tesoro the Initial Billing  Invoice for 1996 January production;

             February  14,  1996  (Initial  Billing plus three business Days) --

                   Tesoro must pay the Initial  Billing Invoice for January 1996 production.  If Tesoro does not pay on this day, the  Initial

                   Billing  Invoice  bears  interest  from this date plus a late payment penalty.

             March 8, 1996 -- State  sends Tesoro the Initial Adjustment Invoice

                   for January  1996  production.   Tesoro  owes  the  State  an

                   additional sum.

             March  13,1996  --  Tesoro  must pay the Initial Adjustment Invoice plus interest from  February  14,  1996  throught the payment date.

                                       14

             January 10, 1997 -- State  sends  Tesoro  a  Subsequent  Adjustment

                   Invoice for January 1996 production.  Tesoro is entitled to a

                   credit.   State  pays interest from February 14, 1996 through

                   January 10, 1997.

             April 10, 2006 -- The  State  is  notified  by Exxon that, due to a clerical error, it has revised the Royalty Value for  January

                   1996.

             April  17, 2006 -- State sends Tesoro another Subsequent Adjustment

                   Invoice for January 1996  production  after Exxon a reports a clerical error in  its  calculation  of  the  Royalty  Value.

                   Tesoro owes the State an additional sum.

             May  17,  2006 -- Tesoro must pay the Subsequent Adjustment Invoice for January  1996  production  plus  interest from calculated

                   February 14, 1996 through February 14, 2002.  If Tesoro  does not  pay  the  Subsequent  Adjustment  Invoice  on this date,

                   interest will accrue from February  14, 1996 through the date the payment is made and Tesoro must also pay a  late  payment penalty.

             November  10,  2006  --  Court  settles  dispute  between  the TAPS carriers and shippers; Carriers  are  awarded a higher tariff for January 1996.

             November 30, 2006 -- State sends  Tesoro  a  Subsequent  Adjustment

                   Invoice.   Tesoro  is  entitled  to  a  refund which includes

                   interest calculated from  February  14, 1996 through November

                   30, 2006.

             5.6    Late Payment Penalty.   If  Tesoro  fails  to  make  a  full

payment  within  three  business  days  of the date of either an Initial Billing

Invoice or Initial Adjustment Invoice, or within  thirty Days of the date of any

Subsequent Adjustment Invoice, then in addition to the amount due

                                       15

 plus interest from the date accrued until the date of  actual  payment,  Tesoro will  pay an amount equal to five percent of the principal payment due as a late payment penalty.

             5.7    Payment to Lessee.  At the  request  of  the  State  in  the invoice  statement  of  account or otherwise in writing, Tesoro shall pay all or any portion designated by the State of  that  payment required to be made to one or more of the Lessees at an address or addresses and in the  manner  designated by the State.  The  payment  will  be  made  within  the time limit specified in

Article V. The State may authorize and designate  a  third  party  to  make  the request  and  designate  the  amount,  manner  and  place  of payment under this provision.  Unless otherwise specified, the balance  of the payment due, if any,

and payment for subsequent Months, shall be made in accordance with Article V.

             5.8    Payment  to Third Parties.  The State may direct that Tesoro pay any amount due or which may become due directly to a third party in a manner and time as may be directed by the  State in written notice to Tesoro if, in the

State's sole discretion, the payment to the third party will assist the State in monitoring or enforcing this Agreement.

                                   ARTICLE VI

                                      TERM

             This  Agreement  shall  become  effective  upon  execution  by  the parties.  The State's obligation to sell and Tesoro's obligation to buy  Royalty

Oil  becomes effective immediately.  Deliveries under this Agreement shall begin on January 1, 1996, and shall end  December 31, 1998.  The provisions of Article

V shall survive the termination of this Agreement.

                                       16

                                  ARTICLE VII

                             DEFAULT OR TERMINATION

             7.1    Default.  If  any  one  or  more  of  the  following  events

("Events  of  Default")  occur,  then  the  State,  at  the its sole option, may terminate or suspend its obligation to tender  and sell Oil and exercise any one or more of the rights and remedies provided in this Agreement:

                   (i)    At  any  time,  Tesoro  (a)  repudiates  any  of   its

                          covenants  or obligations under this Agreement, or (b)

                          fails, within five  Days,  after  written request from

                          the  State  to  provide   the   State   with   written

                          affirmation   of   this   Agreement  and  of  Tesoro's

                          intention to  perform  under  this Agreement (together

                          with  evidence   or   assurances   of   transportation

                          arrangement   pursuant   to   Article  2.8  reasonably

                          satisfactory to the State);

                   (ii)   Tesoro does not pay  in  full  any sum owed under this

                          Agreement at the time when payment is due;

                   (iii)  Tesoro fails to observe or perform any  of  its  other covenants and obligations under Article II;

                   (iv)   Tesoro   does   not   perform   any  act  required  or

                          contemplated  under  this   Agreement   and:  (a)  the

                          non-performance   cannot    be    cured;    (b)    the

                          nonperformance  continues  for  more  than thirty Days

                          after  the   State   has   notified   Tesoro   of  its

                          nonperformance; or (c) Tesoro has  failed  to  perform

                          the  same  or  any  other act required or contemplated

                          under this Agreement;

                                       17

                   (v)    There  is  a  material   adverse  change  in  Tesoro's

                          condition, business, or property which may appreciably

                          affect its ability to perform any of  its  obligations

                          under this Agreement and Tesoro is unable or unwilling

                          to  give  the  State  adequate  assurance of continued

                          performance either within five  Days  of a request for

                          such an assurance or within such  other  shorter  time

                          period   as   the   State   may   request   under  the

                          circumstances;

                  (vi)    Any  representation or warranty made by Tesoro in this

                          Agreement was materially false or incorrect when made;

                          or

                   (vii)  Tesoro's  failure   or   inability   for   any  reason

                          (including  reasons  beyond   Tesoro's   control)   to

                          maintain   the   Security  described  in  Article  XV,

                          notwithstanding  Tesoro's  continuing  willingness and

                          ability to perform its other obligations and covenants

                          under the Agreement.

             7.2    Failure to Pay Debts.  If Tesoro becomes unable to  pay  any of its debts when due, or should otherwise become insolvent (regardless how that insolvency  may  be  evidenced),  Tesoro will immediately give written notice of that fact to the State.  Whether that  notice is given, if Tesoro becomes unable to pay any of its debts when due  or  should  otherwise  become  insolvent,  the

State's  obligation  to  tender  and sell Oil will automatically and immediately terminate without any  requirement  of  notice  or  other  action  by the State;

however,  Tesoro  will  nevertheless  be  and  remain  liable  for  payment  and performance of all  of  its  obligations  and  covenants  under  this  Agreement regarding  Oil actually tendered by the State to and after any such termination.

Within thirty Days after receipt of  Tesoro's  notice or, if no notice is given,

after the State otherwise becomes aware  (as

                                       18

determined in the State's  sole  discretion)  of  Tesoro's insolvency, the State will have the right, upon written notice to Tesoro,  to  reinstate  all  of  the

State's  and Tesoro's obligations under this Agreement retroactively to the date of termination.

             7.3    State's Remedies.  If any Event  of Default occurs or if the

State's obligation to tender and sell Oil under this Agreement is terminated  or suspended, all of Tesoro's obligations accrued but not otherwise due and payable under this Agreement will immediately be  due and payable in full.  In addition,

Tesoro will indemnify and hold the State harmless from  and  against  all  other liability,  damages  (including  reasonably  foreseeable consequential damages),

costs,  losses  and   expenses   (including   reasonable   attorney's  fees  and

disbursements) incurred by the State and arising out of the  Event  of  Default,

termination,  or  suspension.   The  State  shall have the right cumulatively to

exercise any and all other rights  and  remedies  and to obtain all other relief available under applicable law or at equity, including mandatory injunction  and specific performance.

              Additionally, in its sole discretion, the State,  upon  occurrence of any Event of Default: (1) may dispose to third parties any or all Royalty Oil to be tendered and sold under this Agreement and (2) may release Tesoro from the in-state  processing  obligations  set  forth in Article 2.12 until the Event of

Default no longer exists or  the  obligation  of  Tesoro  to take Oil under this

Agreement expires.  If the State disposes of Oil to third parties, or if  Tesoro is  released  from  Article  2.12,  whether or not this Agreement is terminated,

Tesoro will nevertheless remain liable  for  the difference between the purchase price for that Oil under this Agreement and the price received by the  State  by disposition, including all of the expenses (including reasonable attorneys' fees and costs), and losses incurred by the State arising out of the Event of Default or disposition.

                                       19

             7.4    Tesoro's Exclusive Remedies.  Upon any breach of, or default in  performance  of  any  of  the  State's  covenants  or obligations under this

Agreement,  Tesoro  agrees  that  its  remedies  will  not  include  a temporary restraining order or preliminary injunction preventing the State from taking any action regarding the Royalty Oil which is the subject of this Agreement.

                                  ARTICLE VIII

                               DISPOSITION OF OIL

             8.1    Disposition of Oil  Upon  Default  or  Termination.   Tesoro

recognizes that the State may be required to give up to six Months notice to the

Lessees  (or  ninety Days if the amount of increase or decrease is less than ten percent of the then current  nominations  or marine transportation is available)

to increase or decrease the amount of Daily Royalty Oil  to  be  taken  in-kind.

Tesoro agrees that the State's electing to invoke its rights to return to taking its Royalty Oil in-value on less than six Month's prior notice, or to attempt to secure a  waiver  of  any  condition  or  requirement,  is  at  the State's sole discretion.  Notwithstanding termination  of  this  Agreement  for  any  reason,

Tesoro  shall  continue  to  take  and  purchase the State's Royalty Oil in  the amount and for the  price  set  forth  in  this  Agreement  for up to six Months following termination if the State, in its sole discretion, so requires.

             8.2    Inability to Receive Oil.  If  for  any  reason,  Tesoro  is unable  or  refuses  to accept or receive any Oil tendered under this Agreement,

Tesoro shall nevertheless be and remain responsible for the disposal of that Oil and for paying the State for the Oil as though it had been received and accepted by Tesoro unless  the  State,  in  its  sole  discretion,  elects  to waive this requirement.  To secure Tesoro's obligations under Article 8.2 and Article  2.9,

Tesoro  shall,  if the State requests, assign or otherwise transfer to the State or its designee all  or  part  right,  title  and  interest

                                       20

of  Tesoro under any nominations, Leases, agreements, contracts, charter parties and other  arrangements  for  the  transportation  of  the  Oil  sold under this

Agreement through and away from the TAPS; provided, that  the  State  shall  not

have   any   liability  or  obligations  under  any  such  nominations,  Leases,

agreements, contracts, charter parties or  other  arrangement unless, and to the extent that, the State shall actually exercise its rights to succeed to Tesoro's interest under them and shall obtain the benefits of them.

             8.3    No  Right  to  Storage  or  Underlift.   Tesoro  waives  and

disclaims any interest or right that it may assert to storage  of  Royalty  Oil,

including by underlift or other means, to which the State is or may become to be entitled under the Leases or any other agreement.


                                   ARTICLE IX

                                     WAIVER

             The  failure  of  either party to insist upon strict performance of any provision of this Agreement  shall  not  constitute a waiver of, or estoppel

against, asserting the right to require  that  performance  in  the  future.   A

waiver or estoppel in any one instance shall not constitute a waiver or estoppel with  respect  to  a later breach of a similar nature or otherwise.  A course of performance established by a party  shall  also  not  estop the other party from complaining of a later breach similar in nature.

                                       21

                                   ARTICLE X

                                    VALIDlTY

             If any provision or clause of this Agreement or application of this

Agreement is held invalid, that invalidity shall not affect other provisions  or application  of  this  Agreement  which  can be given effect without the invalid provision or application.  If, however,  an  invalidity should operate to impair any material right or remedy of a  party  to  this  Agreement,  that  party  may terminate this Agreement by notice to the other.

                                   ARTICLE XI

                     FORCE MAJEURE AND CHANGE IN CONDITION

             11.1    Effect of Force  Majeure.   Except for Tesoro's obligations

to pay for Oil tendered and to accept and dispose of Royalty Oil, neither  party shall  be  liable  for  any failure to perform when performance is prevented, in whole or in substantial  part,  by  force  majeure  after  good faith efforts to perform.  The term 'force majeure" shall mean an event or condition  not  within the  reasonable  control  of the party claiming the benefit of this excuse.  If,

however, any material obligation of  Tesoro  is  excused or suspended by a force majeure for sixty successive Days or more, the State  will  have  the  right  to terminate  this  Agreement.  Before  the State exercises its right to terminate,

Tesoro and the State shall in  good  faith negotiate to restore the benefits and obligations of the force majeure condition.

             11.2    Responsibility.  If a party believes that force majeure has occurred,  the  party  shall  immediately notify the other party of its claim of force majeure.  If  force  majeure  occurs,  that  occurrence  shall,  so far as

possible,  be  remedied  with  reasonable  diligence.    Except   for   Tesoro's

                                       22

obligations  to  pay  for  Oil  tendered  and  to accept and dispose of Oil, the disabled party's obligations to perform  that  are affected by the force majeure shall be suspended from the time that notification occurs until  the  disability should have been remedied with reasonable diligence, and for no longer.

                                  ARTICLE XII

                                    NOTICES

             12.1    Method.  All notices, requests, demands or statements shall be  in  writing,  and  may  be  delivered  personally,  telecopied,  or  sent by registered or certified United  States  mail,  postage  prepaid,  with  a return receipt requested, to the party to be notified.  Notice deposited in the mail in this  manner shall be effective upon the expiration of seven Days after it is so deposited or upon the date  of  receipt,  whichever is earlier.  Notice given in any other manner shall be effective only if and when received by the  addressee.

For the purposes of notice, the address of the parties shall be as follows:

If to the State:            State of Alaska
                            Commissioner of Natural Resources
                            400 Willoughby Avenue
                            Juneau,Alaska 99801

and
                            Director, Division of Oil and Gas
                            P. 0. Box 107034
                            Anchorage, Alaska 99510-0734
                            Telecopy Number: (907)562-3852

If to Tesoro:
                            Gaylon H. Simmons
                            Tesoro Alaska Petroleum Company
                            8700 Tesoro Drive
                            San Antonio, Texas 78217
                            Telecopy Number: (210) 283-2031

                                       23

             12.2    Change  of  Address.  Each party may change its address for notice by giving written notice of the change.

                                  ARTICLE XIII

                             RULES AND REGULATIONS

             This  Agreement  is  subject  to all present and future valid laws,

orders, rules and regulations of the United States, the State of Alaska, and any

duly constituted agency of the State of Alaska.

                                  ARTICLE XIV

                          SOVEREIGN POWER OF THE  STATE

             This  Agreement shall not be interpreted as a limit on the State of

Alaska's exercise  of  any  of  its  sovereign  or  regulatory  powers,  whether conferred by constitution, statute or regulation, including, but not limited to,

its regulatory power  over  the  Leases.   Its  exercise  of  any  sovereign  or

regulatory  power  will not operate or be deemed to enlarge any rights of Tesoro or to  limit  or  impair  any  obligations  or  liability  of  Tesoro under this

Agreement.

                                   ARTICLE XV

                                    SECURITY

             15.1    Letter of Credit.  Seventy five Days  before  the  Date  of

First  Delivery,  Tesoro  shall cause to be issued and delivered to the State an irrevocable stand-by letter of credit, with  an effective date no later than the

Date of First Delivery, issued for the benefit  of  the  State  by  a  State  or

                                       24

national  banking  institution of the United States ("Issuer"), which is insured by the Federal Deposit Insurance  Corporation  and  has an aggregate capital and surplus of not less than One Hundred Million Dollars  ($100,000,000),  or  other

banking institution acceptable  to  the  State  in  its  sole  discretion.   The

principal  face  amount of such letter of credit shall be a sum estimated by the

Commissioner, in his sole  discretion,  to  be  equal  to the aggregate purchase price for the approximate total amount of Oil to be tendered  by  the  State  to

Tesoro  during the first seventy five Days following the Date of First Delivery.

The letter of credit shall be in a form satisfactory to the Commissioner, but in any event shall not require any  documents  to be submitted in support of drafts drawn against this letter of credit other than the certified  statement  of  the

Commissioner  or his designee and the Attorney General of the State of Alaska or his designee that Tesoro is liable to the State for a sum equal to the amount of such draft, and that sum is  due  and  payable  in  full and has not been timely paid.  The letter of credit  must  be  renewed  seventy  five  Days  before  its expiration  so  that  a  letter of credit is continuously valid for seventy five

Days after the date  of  the  last  delivery  of  Royalty Oil.  If a replacement letter of credit, in a  form  satisfactory  to  the  Commissioner  in  his  sole discretion,  is  not  received  seventy  five  Days before the expiration of the existing letter of  credit,  then  Tesoro  shall  be  deemed  to have materially breached this Agreement, there shall have occurred an  event  of  default  under

Article  7.1,  and  all obligations of Tesoro accrued, but not otherwise due and payable under this Agreement, will immediately become due and payable in full.

             If the  State  has  reasonable  grounds  for  asserting  any claims against Tesoro and does assert those claims in an aggregate amount in excess  of the  aggregate  principal  face  amount  of the letter of credit then in effect,

Tesoro shall, upon the State's request  (whether  or not Tesoro may deny, reject or otherwise resist  such  claims),  cause  the  principal  face  amount  to  be increased  by  an  amount

                                       25

equal to the excess.   Tesoro  shall  also  automatically increase the principal

face amount, without request from the State, whenever the face  amount  is  less than  the  expected  purchase  price  of seventy five Days of Oil tenders, to an amount equal to the expected purchase price of seventy five Days of Oil tenders.

Upon approval of the  State  in  its  sole  discretion,  Tesoro may decrease the principal face amount if the face amount is  more  than  the  expected  purchase price  of  seventy  five  Days of Oil tenders to an amount equal to the expected purchase price of seventy five Days of Oil tenders.

             The letter of credit must allow drafts to be drawn and presented to the Issuer up to and including the 75th Day after the last delivery  of  Royalty

Oil  to  Tesoro under this Agreement.  The Commissioner may accept such other or additional security as he, in his sole discretion, considers adequate to protect the State.

             15.2    Reduction of Term.   The  term  of  the  letter  of  credit

required under Article XV shall be reduced from seventy five Days to sixty Days,

if Tesoro and the State can reach an agreement regarding the  transportation  of

Oil  if  Tesoro  defaults  under this Agreement.  If the parties cannot reach an agreement, then the letter of credit shall remain at seventy five Days or Tesoro shall have the right, in  its  sole  discretion,  to terminate this Agreement as provided in Article 2.1.

                                  ARTICLE XVI

                   PREFERENTIAL HIRING AND NON-DISCRIMINATION

             Tesoro agrees to employ Alaska residents and  Alaska  companies  to the  extent  they are available, willing and qualified for all work performed in

Alaska in connection with the  Agreement.  "Alaska resident" means an individual who has resided in Alaska for one year at the time  of

                                       26

employment and "Alaska  companies"  means  companies  incorporated  in Alaska or whose principal place of business is in Alaska.

             If this provision is determined to be unconstitutional, then Tesoro agrees  to  employ  Alaska  residents  and  Alaska  companies to the extent such preferential hiring is determined to be constitutional.

                                  ARTICLE XVII

                                 APPLICABLE LAW

             17.1    Alaska  Law.   This  Agreement  shall  be  governed by  and

construed in accordance with the laws of the State of Alaska.

             17.2    Submission to Jurisdiction.  Any legal action or proceeding arising out of or  relating  to  this  Agreement  or  for the enforcement of the covenants or obligations of either party must be instituted in a State court  of general  jurisdiction  sitting  in  the  State  of  Alaska,  and  Tesoro  hereby irrevocably  submits  to  the  jurisdiction  of that court in any such action or proceeding.

                                 ARTICLE XVIII

                                   WARRANTIES

             The purchase and  sale  of  Royalty  Oil  are  subject  only to the warranties of the State expressly set forth in  this  Agreement  and  the  State disclaims  and  Tesoro  waives  all other warranties, express or implied in law,

whatsoever.

                                       27

                                  ARTICLE XIX

                                   AMENDMENT

             This Agreement may be  supplemented,  amended,  or modified only by written instrument duly executed by the parties.

                                   ARTICLE XX

                             SUCCESSORS AND ASSIGNS

             No assignment, pledge, or encumbrance of this  Agreement  shall  be made  by  either  party  without  the  written  consent of the other party.  The

Commissioner or the  Commissioner's  designee  may  grant  or deny such consent.

Subject to the above requirements  in  this  article,  this  Agreement  will  be binding  upon and inure to the benefit of each of the parties and its successors and permitted assignees.

                                  ARTICLE XXI

                                    HEADINGS

             Headings used in this Agreement  are for convenience only and shall not affect its construction.

                                  ARTICLE XXII

                                    RECORDS

             22.1    Preservation of Records.  Tesoro will preserve and maintain all books, accounts, and records relating to or arising out of  the  performance of this Agreement including, but

                                       28

not limited to, the purchase or sale of Royalty Oil and  its  refined  products,

for  a  period  of  no  less than six years from the date of transaction or last

adjustment relating to the transaction.   Tesoro will also maintain and preserve

all similar books, accounts, and records of which it has possession belonging to those third parties with whom it contracts for the performance of various  parts of this Agreement.  Neither Tesoro nor the State shall be required to retain any records for more than six years unless retention of such records is specifically required  by  applicable  law  or  regulation,  or this Agreement.  Tesoro shall either maintain its records  within  the  State  of  Alaska or make such records available to the State at Tesoro's principal  office  in  the  State  of  Alaska within thirty Days after written request by the State.

             22.2    Inspection of Records  of  Parties.   Tesoro  and the State

will accord to each  other  and  to  their  authorized  agents,  attorneys,  and auditors  during  reasonable  business  hours  access  to  any and all property,

records, books, documents,  and  indices  directly  related  to  Tesoro's or the

State's performance of this Agreement and which are under  the  control  of  the party  from  which  access  is  desired  so  that  the  other party may inspect,

photograph and make  copies  of  that  property,  records,  books, documents and indices.  The State shall not be required to disclose any information,  data, or records which are required to be held confidential by State or  federal  law  or regulation,  or  by  agreement.  If the information obtained by the State may be held  confidential  under State or federal law or regulation, Tesoro may request that information be held confidential by the  State and the State will keep this information confidential.

                                       29

                                 ARTICLE XXIII

                     INTERPRETATION OF TERMS AND CONDITIONS

             Any disagreement about the meaning or application of a word,  term,

or  condition  in  this  Agreement  will  be  decided  according  to the dispute resolution procedure set forth in this article.  Either party may give the other

written notice of a disagreement.   Within  60 days after written notice, Tesoro

must present any argument and evidence supporting its view  in  writing  to  the

Commissioner  for  consideration.   Tesoro  shall  not  have  the right to civil

litigation-type  discovery or a civil  litigation-type  trial with  the right to call or cross-examine witnesses unless granted by the Commissioner in  his  sole

discretion.   The  Commissioner will subsequently issue a finding on the meaning or application of the disputed word, term, or condition, setting forth the basis for the conclusions.  Tesoro agrees to accept findings by the Commissioner under this article which are supported by substantial evidence.

                                  ARTICLE XXIV

                                  COUNTERPARTS

             This  Agreement  may  be  executed  in  multiple  counterparts, the parties need not sign the same counterpart.  Each counterpart shall be deemed to be an original and all of which  taken  together  shall  be  one  and  the  same instrument.

                                       30

                                   SIGNATURES

the State:                               THE STATE OF ALASKA

                                         /s/ John T. Shively
                                         Commissioner
                                         Department of Natural Resources

                                         Date: April 21, 1995


Tesoro Alaska Petroleum Company:         TESORO ALASKA PETROLEUM COMPANY

                                         By: /s/ Gaylon H. Simmons

                                         Its: Executive Vice President

                                         Date: April 20, 1995


Tesoro Petroleum Company:                TESORO PETROLEUM COMPANY

                                         By: /s/ Gaylon H. Simmons

                                         Its: Executive Vice President

                                         Date: April 20, 1995

                                       31

                                ACKNOWLEDGEMENT

State of Alaska         )
                        ) ss.
Third Judicial District )

             THIS IS TO CERTIFY that on the 21 day of April, 1995, before me, appeared John T. Shively, the commissioner, Department of Natural Resources, State of Alaska; that Harry A. Noah executed that document under legal authority and with knowledge of its contents; and that this act was performed freely and voluntarily upon the premises and for the purposes stated in the document.

             Witness my hand and official seal the day and year in this agreement first above written.

                                       /s/ Sharon Fromming
                                       Notary Public in and for Alaska
                                       My commission expires: 5-24-95

                                       32

                                ACKNOWLEDGEMENT

State of Texas )
               ) ss.
County of Bexar)

             THIS IS TO CERTIFY that on the 20th day of April, 1995, before me, appeared Gaylon H. Simmons of Tesoro Alaska Petroleum Company, San Antonio, Texas; that Gaylon H. Simmons executed that document under legal authority and with knowledge of its contents; and that this act was performed freely and voluntarily upon the premises and for the purposes stated in the document.

             Witness my hand and official seal the day and year in this agreement first above written.


                                           /s/ Linda Iden
                                           My commission expires: March 27, 1999

                                       33

                                ACKNOWLEDGEMENT

State of Texas )
               ) ss.
County of Bexar)

             THIS IS TO CERTIFY that on the 20th day of April, 1995, before me, appeared Gaylon H. Simmons of Tesoro Petroleum Company, San Antonio, Texas; that Gaylon H. Simmons executed that document under legal authority and with knowledge of its contents; and that this act was performed freely and voluntarily upon the premises and for the purposes stated in the document.

             Witness my hand and official seal the day and year in this agreement first above written.

                                           /s/ Linda Iden
                                           My commission expires: March 27, 1999

                                       34

                                   EXHIBIT A

                          CALCULATION OF ROYALTY VALUE

This exhibit shows the  mechanics  of  the  price  calculation and data sources.
Exxon's Royalty Value for the Prudhoe Bay Unit lessees are taken from its Royalty Report. Royalty Value currently is taken from Column H of these reports. An example calculation using the information for January 1995 and a hypothetical RIK volume sold to Tesoro is shown below. Attached are the Royalty Report Summaries for the Prudhoe Bay Unit.

                  Exxon's Production    Royalty Value    Product of Volume Times
                   from the Prudhoe     from Column H         Royalty Value
                       Bay Unit          of the Oil
                                       Royalty Report
                                           Summary
Lisburne Production  1,762,900.13    x     $11.050      =      $19,480,406.44
     Center
  Prudhoe Bay IPA    8,807,215.20    x     $11.110      =      $97,848,160.87
                    -------------                             ---------------
      Total         10,570,115.33                             $117,328,207.31

       Exxon's Royalty Value = $117,328,207.31 - 10,570,115.33 = $11.09999

Should Article 2.1(b) apply, the Royalty Value will be calculated using the Royalty Value and production volumes for only the initial Participating Areas.

                            CALCULATION OF INTEREST

Numbers in these  examples  are  illustrative.   They  do not represent accurate
values that may have existed in the past or are forecasted for any time in the future.

Mechanics of the calculations include:

       1. The annual interest rate specified in legislation is converted to a daily rate for calculations.

       2. Credits are applied to the next monthly payment. Payment for an underpayment is due (a) within 3 business of the date the bill is sent for Initial Billings and initial adjustment or (b) within 30 days of the time the bill is sent for subsequent adjustments. Interest on overpayments stops accruing on the date of the invoice.

                                       35

                           Example 1: Initial Billing

Assumptions:

       1.    Month is February.
       2.    Royalty Oil delivered to Tesoro in January = 1,240,000 barrels.
       3. Royalty Value for January, from Column H of Exxon's Oil Royalty Report Summaries (attached) = $11.09999.
       4. Bill sent to Tesoro on February 1st; Payment due to State by February 6th (Initial Billing date plus three business days.

Method for calculating Tesoro's initial invoice for January deliveries:

                 Volume     x Price       = Initial Billing

                 1,240,000  x $11.09999   = $13,763,987.60

Note:

The lessees are required to submit their royalty reports to the State for January's production by the last day in February. For this reason the State will bill Tesoro for January production based on the December Royalty Value. This is an interim value and is subject to revision, since the Agreement requires that Tesoro pay the Monthly Price for the same production month. The revised price is incorporated in the invoice submitted the following month (March).

                                       36

                         Example 2: Initial Adjustment

Assumptions:

       1.    Month is March.
       2.    Royalty Oil delivered to Tesoro in January = 1,240,000 barrels.
       3.    Revised Monthly Price for January = $11.00000.
       4. Annual interest rate charged member banks for advances by 12th Federal Reserve District as of January 1st is three percent. Annual rate for contract = 11 percent.

       5.    Date of Initial Adjustment is March 1st.

Method for calculating Tesoro's revised invoice for January deliveries:

              Volume     x          Price       =      Revised Billing

             1,240,000   x        $11.00000     =      $13,640,000.00

Amount Paid by Tesoro for January deliveries (calculated in Example 1):

                                                       $13,763,987.60
                                                       --------------
Overpayment for January:                                 ($123,987.60)

Difference between Initial Adjustment date (March 1st) and original accrual date (February 6th) = 23 days.

Interest due = $123,987.60 x (11%/365) x 23 =               ($859.42)
                                                       --------------

Credit due Tesoro for next month's billing =            ($124,847.02)

                                       37

                        Example 3: Subsequent Adjustment

This adjustment is assumed to occur after true-up of BP transportation costs, a reopener for one of the Royalty Settlement Agreements, or for some other reason. It is assumed to occur June 5th.

Assumptions:

       1.    Month is June.
       2.    Royalty Oil delivered to Tesoro in January = 1,240,000 barrels.
       3.    Adjusted Monthly Price for January = $11.11000.
       4. Annual interest rate charged member banks for advances by 12th Federal Reserve District as of January 1 assumed to be three percent; as of April 1 and through the third quarter, seven percent. Annual interest rate for contract = 11 percent for the first quarter; 12 percent for the second and third quarter.
        5.   Tesoro is sent notice of underpayment on June 5th.
        6.   Tesoro's payment is received on July 5th.

Method for calculating Tesoro's revised invoice for January deliveries:

             Volume     x             Price      =      Revised Billing

            1,240,000   x           $11.11000    =            $13,776,400.00

Amount Paid by Tesoro for January deliveries
        (calculated in Example 2):                            $13,640,000.00
                                                              --------------

Underpayment for January deliveries:                             $136,400.00

Days of interest in first  quarter  (Initial  Billing  date plus 3 business days through March 3 1st)=53
Days of interest in second quarter (April 1 through June 30th)=91
Days of interest in third quarter (July 1 through July 5)=5
Interest for first quarter = $136,400.00 x (11%/365) x 53 =        $2,178.66
Interest for second quarter = ($136,400.00 + $2,178.66) x
                   (12%/365) x 91 =                                $4,145.97
Interest for third quarter =($136,400.00 + $2,178.66 +
                   $4,145.97) x (12%/365) x 5 =                      $234.62

Payment from Tesoro due to the State within 30 days of
                   invoice date =                                $142,959.25

If payment in full not received by or on July 5th then additional interest will accrue from July 6th through the payment receipt date, plus a late payment penalty will be assessed.

                                       38

The items omitted are a seven page sample summary report which gives examples of the calculations referred to above.